Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure
Commitments And Contingencies	Note 24 – Commitments and contingencies

Off-balance sheet risk

The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

The Corporation’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of financial condition.

Financial instruments with off-balance sheet credit risk, whose contract amounts represent potential credit risk as of the end of the periods presented were as follows:

(In thousands)	December 31, 2021	December 31, 2020
Commitments to extend credit:
Credit card lines	$5,382,089	$5,226,660
Commercial and construction lines of credit	3,830,601	3,805,459
Other consumer unused credit commitments	250,229	257,312
Commercial letters of credit	3,260	1,864
Standby letters of credit	27,848	22,266
Commitments to originate or fund mortgage loans	95,372	96,786

At December 31, 2021 and December 31, 2020, the Corporation maintained a reserve of approximately $7.9 million and $15.9 million, respectively, for potential losses associated with unfunded loan commitments related to commercial, construction and consumer lines of credit.

Other commitments

At December 31, 2021, and December 31, 2020, the Corporation also maintained other non-credit commitments for approximately $1.0 million and $1.4 million, respectively, primarily for the acquisition of other investments.

Business concentration

Since the Corporation’s business activities are concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets. The concentration of the Corporation’s operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base. Its asset and revenue composition by geographical area is presented in Note 37 to the Consolidated Financial Statements.

Puerto Rico has faced significant fiscal and economic challenges for over a decade. In response to such challenges, the U.S. Congress enacted the Puerto Rico Oversight Management and Economic Stability Act (“PROMESA”) in 2016, which, among other things, established a Fiscal Oversight and Management Board for Puerto Rico (the “Oversight Board”) and a framework for the restructuring of the debts of the Commonwealth, its instrumentalities and municipalities. The Commonwealth and several of its instrumentalities have commenced debt restructuring proceedings under PROMESA. As of the date of this report, while municipalities have been designated as covered entities under PROMESA, no municipality has commenced, or has been authorized by the Oversight Board to commence, any such debt restructuring proceeding under PROMESA.

At December 31, 2021, the Corporation’s direct exposure to the Puerto Rico government and its instrumentalities and municipalities totaled $367 million, of which $349 million were outstanding, compared to $377 million, which were fully outstanding at December 31, 2020. Of the amount outstanding, $319 million consists of loans and $30 million are securities ($342 million and $35 million at December 31, 2020). Substantially all of the amount outstanding at December 31, 2021 and December 31, 2020 were obligations from various Puerto Rico municipalities. In most cases, these were “general obligations” of a municipality, to which the applicable municipality has pledged its good faith, credit and unlimited taxing power, or “special obligations” of a municipality, to which the applicable municipality has pledged other revenues. At December 31, 2021, 75% of the Corporation’s exposure to municipal loans and securities was concentrated in the municipalities of San Juan, Guaynabo, Carolina and Bayamón. On July 1, 2021, the

Corporation received scheduled principal payments amounting to $32 million from various obligations from Puerto Rico municipalities.

The following table details the loans and investments representing the Corporation’s direct exposure to the Puerto Rico government according to their maturities as of December 31, 2021:

(In thousands)	Investment Portfolio	Loans	Total Outstanding	Total Exposure
Central Government
After 1 to 5 years	$14	$-	$14	$14
After 5 to 10 years	1	-	1	1
After 10 years	38	-	38	38
Total Central Government	53	-	53	53
Municipalities
Within 1 year	4,240	68,650	72,890	72,890
After 1 to 5 years	14,395	70,962	85,357	103,546
After 5 to 10 years	11,280	123,521	134,801	134,801
After 10 years	230	55,257	55,487	55,487
Total Municipalities	30,145	318,390	348,535	366,724
Total Direct Government Exposure	$30,198	$318,390	$348,588	$366,777

In addition, at December 31, 2021, the Corporation had $275 million in loans insured or securities issued by Puerto Rico governmental entities but for which the principal source of repayment is non-governmental ($317 million at December 31, 2020). These included $232 million in residential mortgage loans insured by the Puerto Rico Housing Finance Authority (“HFA”), a governmental instrumentality that has been designated as a covered entity under PROMESA (December 31, 2020 - $260 million). These mortgage loans are secured by first mortgages on Puerto Rico residential properties and the HFA insurance covers losses in the event of a borrower default and upon the satisfaction of certain other conditions. The Corporation also had at December 31, 2021, $43 million in bonds issued by HFA which are secured by second mortgage loans on Puerto Rico residential properties, and for which HFA also provides insurance to cover losses in the event of a borrower default and upon the satisfaction of certain other conditions (December 31, 2020 - $46 million). In the event that the mortgage loans insured by HFA and held by the Corporation directly or those serving as collateral for the HFA bonds default and the collateral is insufficient to satisfy the outstanding balance of these loans, HFA’s ability to honor its insurance will depend, among other factors, on the financial condition of HFA at the time such obligations become due and payable. The Corporation does not consider the government guarantee when estimating the credit losses associated with this portfolio. Although the Governor is currently authorized by local legislation to impose a temporary moratorium on the financial obligations of the HFA, a moratorium on such obligations has not been imposed as of the date hereof.

BPPR’s commercial loan portfolio also includes loans to private borrowers who are service providers, lessors, suppliers or have other relationships with the government. These borrowers could be negatively affected by the Commonwealth’s fiscal crisis and the ongoing Title III proceedings under PROMESA. Similarly, BPPR’s mortgage and consumer loan portfolios include loans to government employees and retirees, which could also be negatively affected by fiscal measures such as employee layoffs or furloughs or reductions in pension benefits.

In addition, $1.6 billion of residential mortgages, $353 million of Small Business Administration (“SBA”) loans under the Paycheck Protection Program (“PPP”) and $67 million commercial loans were insured or guaranteed by the U.S. Government or its agencies at December 31, 2021 (compared to $1.8 billion, $1.3 billion and $60 million, respectively, at December 31, 2020).

At December 31, 2021, the Corporation has operations in the United States Virgin Islands (the “USVI”) and has approximately $70 million in direct exposure to USVI government entities (December 31, 2020 - $105 million). The USVI has been experiencing a number of fiscal and economic challenges that could adversely affect the ability of its public corporations and instrumentalities to service their outstanding debt obligations.

At December 31, 2021, the Corporation has operations in the British Virgin Islands (“BVI”), which has been negatively affected by the COVID-19 pandemic, particularly as a reduction in the tourism activity which accounts for a significant portion of its economy. Although the Corporation has no significant exposure to a single borrower in the BVI, it has a loan portfolio amounting to approximately $221 million comprised of various retail and commercial clients, compared to a loan portfolio of $251 million at December 31, 2020, which included a $19 million loan with the BVI Government that was paid off during the second quarter of 2021.

Legal Proceedings

The nature of Popular’s business ordinarily generates claims, litigation, investigations, and legal and administrative cases and proceedings (collectively, “Legal Proceedings”). When the Corporation determines that it has meritorious defenses to the claims asserted, it vigorously defends itself. The Corporation will consider the settlement of cases (including cases where it has meritorious defenses) when, in management’s judgment, it is in the best interest of the Corporation and its stockholders to do so. On at least a quarterly basis, Popular assesses its liabilities and contingencies relating to outstanding Legal Proceedings utilizing the most current information available. For matters where it is probable that the Corporation will incur a material loss and the amount can be reasonably estimated, the Corporation establishes an accrual for the loss. Once established, the accrual is adjusted on at least a quarterly basis to reflect any relevant developments, as appropriate. For matters where a material loss is not probable, or the amount of the loss cannot be reasonably estimated, no accrual is established.

In certain cases, exposure to loss exists in excess of the accrual to the extent such loss is reasonably possible, but not probable. Management believes and estimates that the range of reasonably possible losses (with respect to those matters where such limits may be determined, in excess of amounts accrued) for current Legal Proceedings ranged from $0 to approximately $33.9 million as of December 31, 2021. In certain cases, management cannot reasonably estimate the possible loss at this time. Any estimate involves significant judgment, given the varying stages of the Legal Proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants in several of the current Legal Proceedings whose share of liability has yet to be determined, the numerous unresolved issues in many of the Legal Proceedings, and the inherent uncertainty of the various potential outcomes of such Legal Proceedings. Accordingly, management’s estimate will change from time-to-time, and actual losses may be more or less than the current estimate.

While the outcome of Legal Proceedings is inherently uncertain, based on information currently available, advice of counsel, and available insurance coverage, management believes that the amount it has already accrued is adequate and any incremental liability arising from the Legal Proceedings in matters in which a loss amount can be reasonably estimated will not have a material adverse effect on the Corporation’s consolidated financial position. However, in the event of unexpected future developments, it is possible that the ultimate resolution of these matters in a reporting period, if unfavorable, could have a material adverse effect on the Corporation’s consolidated financial position for that period.

Set forth below is a description of the Corporation’s significant Legal Proceedings.

BANCO POPULAR DE PUERTO RICO

Hazard Insurance Commission-Related Litigation

Popular, Inc., BPPR and Popular Insurance, LLC (the “Popular Defendants”) have been named defendants in a class action complaint captioned Pérez Díaz v. Popular, Inc., et al, filed before the Court of First Instance, Arecibo Part. The complaint originally sought damages and preliminary and permanent injunctive relief on behalf of the class against the Popular Defendants, as well as Antilles Insurance Company and MAPFRE-PRAICO Insurance Company (the “Defendant Insurance Companies”). Plaintiffs allege that the Popular Defendants have been unjustly enriched by failing to reimburse them for commissions paid by the Defendant Insurance Companies to the insurance agent and/or mortgagee for policy years when no claims were filed against their hazard insurance policies. They demand the reimbursement to the purported “class” of an estimated $400 million plus legal interest, for the “good experience” commissions allegedly paid by the Defendant Insurance Companies during the relevant time period, as well as injunctive relief seeking to enjoin the Defendant Insurance Companies from paying commissions to the insurance agent/mortgagee and ordering them to pay those fees directly to the insured. A motion for dismissal on the merits filed by the Defendant Insurance Companies was denied with a right to replead following limited targeted discovery. Each of the Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied the Popular Defendants’ request to review the lower court’s denial of the motion to dismiss. In December 2017, plaintiffs amended the complaint and, in January 2018, defendants filed an answer thereto. Separately, in October 2017, the Court entered an order whereby it broadly certified the class, after which the Popular Defendants filed a certiorari petition before the Puerto Rico Court of Appeals in relation to the class certification, which the Court declined to entertain. In November 2018 and in January 2019, plaintiffs filed voluntary dismissal petitions against MAPFRE-PRAICO Insurance Company and Antilles Insurance Company, respectively, leaving the Popular Defendants as the sole remaining defendants in the action.

In April 2019, the Court amended the class definition to limit it to individual homeowners whose residential units were subject to a mortgage from BPPR who, in turn, obtained risk insurance policies with Antilles Insurance or MAPFRE Insurance through Popular Insurance from 2002 to 2015, and who did not make insurance claims against said policies during their effective term. The Court approved in September 2020 the notice to the class, which is yet to be published.

On May 7, 2021, the Popular Defendants filed a motion for summary judgment with respect to plaintiffs’ unjust enrichment theory of liability, reserving the right to file an additional motion for summary judgment regarding damages should the court deny the Popular Defendant’s pending motion to exclude an economic expert recently designated by Plaintiffs. On May 7, 2021, Popular, Inc. and BPPR also filed a separate motion for summary judgment alleging that, even taking as true and correct Plaintiffs’ theory of liability, Popular, Inc. and BPPR are not liable to Plaintiffs since they do not receive—and are legally prohibited from receiving insurance commissions. On September 27, 2021, the Court held an oral hearing to discuss the pending motions for summary judgment. At such hearing, Plaintiffs notified they did not object the dismissal of the action with prejudice as to Popular, Inc. and BPPR, leaving Popular Insurance, LLC as the sole remaining defendant in the case. On November 1, 2021, the Court issued a resolution denying Popular Insurance, LLC’s motion for summary judgment. On December 29, 2021, Popular Insurance filed a petition of certiorari to the Puerto Rico Court of Appeals, seeking review from the denial of the motion for summary judgment. This petition of certiorari is now fully briefed and pending resolution.

Mortgage-Related Litigation

BPPR was named a defendant in a putative class action captioned Yiries Josef Saad Maura v. Banco Popular, et al. on behalf of residential customers of the defendant banks who have allegedly been subject to illegal foreclosures and/or loan modifications through their mortgage servicers. Plaintiffs contend that when they sought to reduce their loan payments, defendants failed to provide them with such reduced loan payments, instead subjecting them to lengthy loss mitigation processes while filing foreclosure claims against them in parallel, all in violation of the Truth In Lending Act (“TILA”), the Real Estate Settlement Procedures Act (“RESPA”), the Equal Credit Opportunity Act (“ECOA”), the Fair Credit Reporting Act (“FCRA”), the Fair Debt Collection Practices Act (“FDCPA”) and other consumer-protection laws and regulations. Plaintiffs did not include a specific amount of damages in their complaint. After waiving service of process, BPPR filed a motion to dismiss the complaint (as did most co-defendants, separately). BPPR further filed a motion to oppose class certification, which the Court granted in September 2018. In April 2019, the Court entered an Opinion and Order granting BPPR’s and several other defendants’ motions to dismiss with prejudice. Plaintiffs filed a Motion for Reconsideration in April 2019, which Popular timely opposed. In September 2019, the Court issued an Amended Opinion and Order dismissing plaintiffs’ claims against all defendants, denying the reconsideration requests and other pending motions, and issuing final judgment. In October 2019, plaintiffs filed a Motion for Reconsideration of the Court’s Amended Opinion and Order, which was denied in December 2019. In January 2020, plaintiffs filed a Notice of Appeal to the U.S. Court of Appeals for the First Circuit. Plaintiffs filed their appeal brief in July 2020, Appellees filed their brief in September 2020, and Appellants filed their reply brief in January 2021. The appeal is now fully briefed and pending resolution.

Insufficient Funds and Overdraft Fees Class Actions

In February 2020, BPPR was served with a putative class action complaint captioned Soto-Melendez v. Banco Popular de Puerto Rico, filed before the United States District Court for the District of Puerto Rico. The complaint alleges breach of contract, breach of the covenant of good faith and fair dealing and unjust enrichment due to BPPR’s purported practice of (a) assessing more than one insufficient funds fee (“NSF Fees”) on the same “item” or transaction and (b) charging both NSF Fees and overdraft fees (“OD Fees”) on the same item or transaction, and is filed on behalf of all persons who during the applicable statute of limitations period were charged NSF Fees and/or OD Fees pursuant to these purported practices. In April 2020, BPPR filed a motion to dismiss the case. On April 21, 2021, the Court issued an order granting in part and denying in part BPPR’s motion to dismiss; the unjust enrichment claim was dismissed, whereas the breach of contract and covenant of good faith and fair dealing claims survived the motion. Discovery is ongoing.

Popular has been also named as a defendant on a putative class action complaint captioned Golden v. Popular, Inc. filed in March 2020 before the U.S. District Court for the Southern District of New York, seeking damages, restitution and injunctive relief. Plaintiff alleges breach of contract, violation of the covenant of good faith and fair dealing, unjust enrichment and violation of New York consumer protection law due to Popular’s purported practice of charging OD Fees on transactions that, under plaintiffs’ theory, do not overdraw the account. Plaintiff describes Popular’s purported practice of charging OD Fees as “Authorize Positive, Purportedly

Settle Negative” (“APPSN”) transactions and alleges that Popular assesses OD Fees over authorized transactions for which sufficient funds are held for settlement. In August 2020, Popular filed a Motion to Dismiss on several grounds, including failure to state a claim against Popular, Inc. and improper venue. In October 2020, Plaintiffs filed a Notice of Voluntary Dismissal before the U.S. District Court for the Southern District of New York and, simultaneously, filed an identical complaint in the U.S. District Court for the District of the Virgin Islands against Popular, Inc., Popular Bank and BPPR. In November 2020, Plaintiffs filed a Notice of Voluntary Dismissal against Popular, Inc. and Popular Bank following a Motion to Dismiss filed on behalf of such entities which argued failure to state a claim and lack of minimum contacts of such parties with the U.S.V.I. district court jurisdiction. BPPR, the only defendant remaining in the case, was served with process in November 2020 and filed a Motion to Dismiss in January 2021.

On October 4, 2021, the District Court, notwithstanding that BPPR’s Motion to Dismiss remains pending resolution, held an initial scheduling conference and, thereafter, issued a trial management order where it scheduled the deadline for all discovery for November 1, 2022, the deadline for the filing of a joint pre-trial brief for June 1, 2023, and the trial for June 20 to June 30, 2023.

On January 31, 2022, Popular was also named as a defendant on a putative class action complaint captioned Lipsett v. Popular, Inc. d/b/a Banco Popular, filed before the U.S. District Court for the Southern District of New York, seeking damages, restitution and injunctive relief. Similar to the claims set forth in the aforementioned Golden complaint, Plaintiff alleges breach of contract, including violations of the covenant of good faith and fair dealing, as a result of Popular’s purported practice of charging OD Fees for APPSN transactions. The complaint further alleges that Popular assesses OD Fees over authorized transactions for which sufficient funds are held for settlement. Popular waived service of process and expects to file a responsive allegation by April 4, 2022.

POPULAR BANK

Employment-Related Litigation

In July 2019, Popular Bank (“PB”) was served in a putative class complaint in which it was named as a defendant along with five (5) current PB employees (collectively, the “AB Defendants”), captioned Aileen Betances, et al. v. Popular Bank, et al., filed before the Supreme Court of the State of New York (the “AB Action”). The complaint, filed by five (5) current and former PB employees, seeks to recover damages for the AB Defendants' alleged violation of local and state sexual harassment, discrimination and retaliation laws. Additionally, in July 2019, PB was served in a putative class complaint in which it was named as a defendant along with six (6) current PB employees (collectively, the “DR Defendants”), captioned Damian Reyes, et al. v. Popular Bank, et al., filed before the Supreme Court of the State of New York (the “DR Action”). The DR Action, filed by three (3) current and former PB employees, seeks to recover damages for the DR Defendants’ alleged violation of local and state discrimination and retaliation laws. Plaintiffs in both complaints are represented by the same legal counsel, and five of the six named individual defendants in the DR Action are the same named individual defendants in the AB Action. Both complaints are related, among other things, to allegations of purported sexual harassment and/or misconduct by a former PB employee as well as PB’s actions in connection thereto and seek no less than $100 million in damages each. In October 2019, PB and the other defendants filed several Motions to Dismiss. Plaintiffs opposed the motions in December 2019 and PB and the other defendants replied in January 2020. In July 2020, a hearing to discuss the motions to dismiss filed by PB in both actions was held, at which the Court dismissed one of the causes of action included by plaintiffs in the AB Action.

In June 2021, the Court in the AB Action entered a judgment dismissing all claims except those regarding the principal plaintiff Aileen Betances against PB for retaliation, and Betances’ claim against three (3) other AB Defendants for aiding/abetting the alleged retaliation. Also, in July 2021, the Court in the DR action entered a partial judgment dismissing all claims against the individual DR Defendants, with all surviving claims being against PB and limited to local retaliation claims and local and state discrimination claims. Plaintiffs in both the AB Action and the DR Action have filed notices of appeal of both judgments. On August 11, 2021, PB and the remaining AB Defendants in the AB Action, as well as PB in the DR Action, answered the respective complaints as to the surviving claims. Discovery is ongoing.

POPULAR SECURITIES

Puerto Rico Bonds and Closed-End Investment Funds

The volatility in prices and declines in value that Puerto Rico municipal bonds and closed-end investment companies that invest primarily in Puerto Rico municipal bonds have experienced since August 2013 have led to regulatory inquiries, customer complaints and arbitrations for most broker-dealers in Puerto Rico, including Popular Securities. Popular Securities has received customer complaints and, as of December 31, 2021, was named as a respondent (among other broker-dealers) in 65 pending arbitration proceedings with initial claimed amounts of approximately $62 million in the aggregate. While Popular Securities believes it has meritorious defenses to the claims asserted in these proceedings, it has often determined that it is in its best interest to settle certain claims rather than expend the money and resources required to see such cases to completion. The Puerto Rico Government’s defaults and non-payment of its various debt obligations, as well as the Commonwealth’s and the Financial Oversight Management Board’s (the “Oversight Board”) decision to pursue restructurings under Title III and Title VI of PROMESA, have impacted the number of customer complaints (and claimed damages) filed against Popular Securities concerning Puerto Rico bonds and closed-end investment companies that invest primarily in Puerto Rico bonds. An adverse result in the arbitration proceedings described above, or a significant increase in customer complaints, could have a material adverse effect on Popular.

On October 28, 2021, a panel in an arbitration proceeding with claimed damages arising from trading losses of approximately $30 million ordered Popular Securities to pay claimants approximately $6.9 million in compensatory damages and expenses. On November 4, 2021, the claimants in such arbitration proceeding filed a complaint captioned Trinidad García v. Popular, Inc. et. al. before the United States District Court for the District of Puerto Rico against Popular, Inc., BPPR and Popular Securities (the “Popular Defendants”) alleging, inter alia, that they sustained monetary losses as a result of the Popular Defendants’ anticompetitive, unfair, and predatory practices, including tying arrangements prohibited by the Bank Holding Company Act. Plaintiffs claim that the Popular Defendants caused them to enter a tying arrangement scheme whereby BPPR allegedly would extend secured credit lines to the Plaintiffs on the conditions that they transfer their portfolios to Popular Securities to be used as pledged collateral and obtain additional investment services and products solely from Popular Securities, not from any of its competitors. Plaintiffs also invoke federal court’s supplemental jurisdiction to allege several state law claims against the Popular Defendants, including contractual fault, fault in causing losses in value of the pledge collateral, breach of contract, request for specific compliance thereof, fault in pre-contractual negotiations, emotional distress, and punitive damages. On January 27, 2022, Plaintiffs filed an Amended Complaint and the Popular Defendants were served with summons on that same date. Plaintiffs demand no less than $390 million in damages, plus an award for costs and attorney's fees. The Popular Defendants expect to file their response by March 21, 2022.

PROMESA Title III Proceedings

In 2017, the Oversight Board engaged the law firm of Kobre & Kim to carry out an independent investigation on behalf of the Oversight Board regarding, among other things, the causes of the Puerto Rico financial crisis. Popular, Inc., BPPR and Popular Securities (collectively, the “Popular Companies”) were served by, and cooperated with, the Oversight Board in connection with requests for the preservation and voluntary production of certain documents and witnesses with respect to Kobre & Kim’s independent investigation.

On August 20, 2018, Kobre & Kim issued its Final Report, which contained various references to the Popular Companies, including an allegation that Popular Securities participated as an underwriter in the Commonwealth’s 2014 issuance of government obligation bonds notwithstanding having allegedly advised against it. The report noted that such allegation could give rise to an unjust enrichment claim against the Corporation and could also serve as a basis to equitably subordinate claims filed by the Corporation in the Title III proceeding to other third-party claims.

After the publication of the Final Report, the Oversight Board created a special claims committee (“SCC”) and, before the end of the applicable two-year statute of limitations for the filing of such claims pursuant to the U.S. Bankruptcy Code, the SCC, along with the Commonwealth’s Unsecured Creditors’ Committee (“UCC”), filed various avoidance, fraudulent transfer and other claims against third parties, including government vendors and financial institutions and other professionals involved in bond issuances then being challenged as invalid by the SCC and the UCC. The Popular Companies, the SCC and the UCC entered into a tolling agreement with respect to potential claims the SCC and the UCC, on behalf of the Commonwealth or other Title III debtors, may assert against the Popular Companies for the avoidance and recovery of payments and/or transfers made to the Popular Companies or as a result of any role of the Popular Companies in the offering of the aforementioned challenged bond issuances. On January 12, 2022, the SCC, the UCC and the Popular Companies executed a settlement agreement as to potential claims related to the avoidance and recovery of payments and/or transfers made to the Popular Companies. The tolling agreement as to potential claims the SCC and the UCC may assert against the Popular Companies as a result of any role of the Popular Companies in the offering of certain challenged bond issuances remains in effect.